WARRANT CERTIFICATE


     THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE WARRANTS AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS. THESE WARRANTS AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE WARRANTS OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.


                               WARRANT CERTIFICATE
                      To Purchase Shares of Common Stock of
                          SIGNAL APPAREL COMPANY, INC.

                                                              1,536,515 Warrants

     THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, John W. Prutch or his registered assignees (the "Holder" or, together with one or more such registered assignees, the "Holders"), is the registered owner of the number of Warrants specified above, each of which Warrants entitles the holder hereof, subject to the vesting schedule and the additional conditions and limitations hereinafter set forth, to purchase from SIGNAL APPAREL COMPANY, INC. (the "Company"), a corporation organized and existing under the laws of the State of Indiana, one share of the Company's Common Stock, $.01 par value (the "Common Stock"), at a purchase price of $1.75 per share until the Expiration Date (as defined in Section 2 hereof) (the "Exercise Price"). The Warrants shall not be terminable by the Company. The shares of Common Stock issuable upon exercise of the Warrants (and any other or additional shares, securities or property that may hereafter be issuable upon exercise of the Warrants) are sometimes referred to herein as the "Warrant Shares", and the number of shares so issuable at any given time are sometimes referred to as the "Aggregate Number" as such number may be increased or decreased, as more fully set forth herein.

     The warrants represented hereby are issued as of July 31, 1999 ("Issuance Date")(such warrants issued hereunder, or such lesser number thereof as shall from time to time remain unexercised, being herein collectively called the "Warrants"). The Warrants are being issued to John W. Prutch in connection with that certain Separation Agreement between John W. Prutch and the Company, dated as of July 31, 1999 (the "Separation Agreement"), and in substitution for and in lieu of any and all other warrants issued or issuable to John W. Prutch pursuant to the terms of (i) the unsigned agreement for acquisition and financial advisory services between the Company, John W. Prutch and Thomas A. McFall dated August 10, 1998 and (ii) that certain agreement regarding regarding such services between the Company and Weatherly Financial dated May 9, 1997.

     Certain terms used in this Warrant Certificate are defined in Section 12 hereof. Terms and expressions in this Warrant Certificate having a defined or generally accepted meaning under the securities laws of the United States of America shall have the same meaning in this Warrant Certificate, unless the contrary intention appears.

     The Warrants are subject to the following provisions, terms and conditions:

     1. Vesting and Exercise of Warrants. The Warrants shall vest and become exercisable as follows:

     A. 33.4 % of the Warrants (covering 513,197 shares) shall be fully vested and exercisable immediately.

     B. Additional installments each of 22.2 % of the total Warrants granted hereby (covering 341,106 shares each) will become vested and exercisable as the Company (including subsidiary companies) achieves each of the goals listed below:

          Goal 1: $4.0 million in annual pre-tax earnings of the Company on a consolidated basis, determined in accordance with generally accepted accounting principles consistently applied, or an average trading price (based upon the daily closing market price) of at least $2.75 per share for the Company's Common Stock for any period of 120 consecutive calendar days.

          Goal 2: $5.0 million in annual pre-tax earnings of the Company on a consolidated basis, determined in accordance with generally accepted accounting principles consistently applied, or an average trading price of at least $4.00 per share for the Company's Common Stock for any period of 120 consecutive calendar days.

          Goal 3: $6.0 million in annual pre-tax earnings of the Company on a consolidated basis, determined in accordance with generally accepted accounting principles consistently applied, or an average trading price of at least $5.00 per share for the Company's Common Stock for any period of 120 consecutive calendar days.

          More than one of the above goals may be achieved simultaneously, provided that the threshold(s) of the higher goal(s) is met.

Notwithstanding the foregoing or any other contrary provision of this Warrant Certificate, none of the Warrants shall be exercisable unless, as of the time of such exercise, John W. Prutch and GIDI Holdings, Inc. (as well as any successor to either of the foregoing) (A) are in full compliance with all of their obligations pursuant to the terms of Section 9.6 of that certain Stock Purchase Agreement dated as of July 31, 1999 between the Company as "Seller" and John W. Prutch as "Buyer" concerning the capital stock of GIDI Holdings, Inc., and (B) are not in default in the performance of any of their obligations under the terms of Sections 2.2, 3.4 and 6.2 of the Resolutions adopted by the Board of Directors of GIDI Holdings, Inc. setting forth the terms of the Series A Preferred Stock of such corporation (the terms of each of which are specifically incorporated herein by reference).

     2. Expiration of Warrants. The Warrants shall, in any event, be void and all rights represented hereby shall cease on and as of July 31, 2009 (the "Expiration Date").

     3. Exercise; Issue of Certificates; Payment for Shares. The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to fractional shares of Common Stock), to purchase a total of up to 1,536,515 shares (subject to the expiration date described in Section 2 and to the adjustments described in Section 6 hereof), by the surrender of this Warrant Certificate (with the Exercise Form annexed hereto as Schedule 1 properly completed and executed) to the Company at its principal office specified in Section 18, or its then current address, and upon payment to the Company of the Exercise Price for the Warrant Shares being purchased. Payment of the Exercise Price may be (i) by cash, check or bank draft in New York Clearing House funds; (ii) subject to approval by the Company, by cancellation of any indebtedness which may from time to time be owing from the Company to Holder; (iii) by cancellation of Warrants with such Warrants valued, for such purposes, at the difference between the Prevailing Market Price at the time of exercise and the Exercise Price, as adjusted; or (iv) through delivery of other Company securities, valued for such purposes at its then Prevailing Market Price for any Company securities which are publicly traded. The shares so purchased shall be and will be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten days, after this Warrant Certificate shall have been so exercised, and unless the Warrants have expired, a new Warrant Certificate representing the number of shares, if any, with respect to which this Warrant Certificate shall not then have been exercised shall also be delivered to the Holder within such time. Such certificate or certificates shall be deemed to have been issued, and any Person which may be designated as an assignee therein shall be deemed for all purposes to have become a holder of record of such certificate, as of the close of business on the date of the surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid. The Warrant Shares initially issued upon the exercise hereof shall be shares of Common Stock.

     4. Shares to be Fully Paid; Reservation of Shares; Listing. The Company covenants and agrees that: (a) all Warrant Shares will, upon issuance, be original-issue shares (and not treasury stock) fully paid and nonassessable and free from all taxes, claims, liens, charges and other encumbrances with respect to the issue thereof; (b) without limiting the generality of the foregoing, the Company will from time to time take all such action as may be required to assure that the par value per share of Common Stock shall at all times be less than or equal to the Exercise Price; (c) during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the Warrants a sufficient number of original-issue shares of its Common Stock to provide for the exercise of all the Warrants; (d) upon the exercise of the Warrants represented by this Warrant Certificate, the Company will, at its expense, promptly notify each securities exchange on which any shares of Common Stock are at the time listed of such issuance, and maintain a listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants to the extent such shares can be listed.

     5.   Registration Rights.

          (a)  Piggy Back Registration Rights.

               (i) If at any time the Company proposes to file a registration statement with the Commission

          (other than in connection with a rights offering to shareholders, an exchange offer, a registration statement on Form S-8 or Form S-4 or any successor forms relating to employee benefit plans, an acquisition of another entity or merger in connection with a dividend reinvestment plan, the conversion of any convertible securities, or a stand-by underwriting with respect to the call of a warrant, option, right or convertible securities for redemption) with respect to shares of Common Stock which becomes, or which the Company believes will become, effective at any time prior to the Expiration Date, then the Company shall in each case give written notice of such proposed filing to the Holders of the Warrants at least fifteen (15) calendar days before the anticipated filing date of such registration statement. Such notice shall offer to such Holders the opportunity to include in such registration statement such number of Warrant Shares as such Holders may request (any Holders of Warrant Shares requesting registration under this Section 5(a) are "Selling Holders"). The Company shall not be required to honor any such request (A) if, in the opinion of counsel to the Company reasonably acceptable to such Selling Holder who wishes to have such Warrant Shares included in such registration statement, registration under the Securities Act is not required for the transfer of the Warrant Shares in the manner proposed by such Selling Holder; or (B) to register in the aggregate fewer than 5,000 Warrant Shares held by the Holders. The Company shall permit, or shall use its best efforts to cause the managing underwriter of a proposed offering to permit, the Selling Holders whose Warrant Shares are requested to be included in the registration (the "Piggy-Back Shares") to include such Piggy-Back Shares in the proposed offering on the same terms and conditions as applicable to the shares of Common Stock offered by the Company and for the account of any person other than the Company, as the case may be.

               (ii) Notwithstanding the foregoing, if any such managing underwriter shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Warrant Shares requested to be included in the registration concurrently with the shares of Common Stock being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then such Warrant Shares shall be excluded from the registration. The exclusion of any portion of such Piggy-Back Shares shall be made pro rata among the aggregate of the Piggy-Back Shares for which a proper request was made under this Subsection 5(a). If other shareholders of the Company are entitled to piggy back registration rights and the number of includable shares exceeds the total number of shares that may be registered, the shares shall be included in the registration in proportion to the number of shares proposed to be sold by the Selling Holders, and the number of shares of stock proposed to be registered by such other selling shareholders.

               (iii) Notwithstanding the foregoing, if the Board of Directors of the Company shall determine in good faith that in its opinion, the inclusion of the Warrant Shares requested to be included in any registration to be effected by the Company in connection with a financing transaction would materially adversely affect the ability of the Company to consummate such financing transaction, then such Warrant Shares shall be excluded from the registration.

          (b) United States Federal and State Approval. The Company shall effect the registration or qualification of the Warrant Shares registered pursuant to Sections 5(a)(i) and 5(a)(ii) and give such notifications to, or receive approvals of, any governmental authority under United States federal or, if reasonably requested by the Selling Holders, any United States state securities laws, or any other applicable law, or effect listing with any securities exchange on which the Common Stock is listed at such time, as may be necessary to permit the exercise of the Warrants and the sale of Warrant Shares in the manner proposed by the Selling Holders, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

          (c) Expenses.  Subject to the limitations  contained in this paragraph
     (c), and except as otherwise specifically provided in this Section 5, the entire costs and expenses of each registration and qualification pursuant to this Section 5, whether or not any such registration shall become effective or shall be consummated, shall be borne by the Company. Such costs and expenses shall include the fees and expenses of counsel for the Company and of its accountants (including the cost of any special audit required by or incidental to such registration), all other costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Warrant Shares, and the costs and expenses (including fees and disbursements of counsel) incurred by the Company in connection with the qualification of the Warrant Shares under the Blue Sky Laws of various jurisdictions; provided, however, that if registration under the Blue Sky Laws of any jurisdiction requires selling shareholders to pay a proportionate share of the expenses of registration, the Selling Holders shall pay for such expense to the extent required by the applicable law. The Company shall not be required to pay underwriting discounts or selling commissions in connection with the sale of Warrant Shares sold in any such registration and qualification pursuant to this Section 5.

          (d)  Procedures.

               (i) In the case of each registration or qualification pursuant to
          Section 5(a), the Company will keep all Holders of Warrants advised in writing as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise any such Holders, upon request, of the progress of such proceedings. At its expense the Company will promptly prepare (and in any event, except as otherwise expressly provided herein, within 90 days after the end of the period within which requests for registration may be given to the Company) and file with the Commission a registration statement with respect to the securities to be registered and use its best efforts to cause such registration statement to become effective and keep such registration and qualification in effect by such action as may be necessary or appropriate, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and further qualification under any applicable Blue Sky or other state securities laws to permit such sale or distribution, all as reasonably requested by the Selling Holders, for the lesser of (A) completion of the offering or (B) 180 days after the effective date of such registration statement; provided, however, that the Company will keep such registration and qualification effective for longer than 180 days if the costs and expenses associated with such extended registration period are borne by the Selling Holders.

               (ii) At its expense the Company will furnish to each Selling Holder whose Warrants and/or Warrant Shares are included therein such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement and covering such Selling Holder's Warrants and/or Warrant Shares (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Selling Holder may reasonable request in order to facilitate the disposition of such Selling Holder's Warrants and/or Warrant Shares contemplated in such registration statement. The Company will notify each Selling Holder of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or of any other occurrence which, under applicable securities laws, requires the prospectus to be revised or updated. Upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, each Selling Holder will cease to offer or sell any securities covered by the registration statement and will return all copies of the prospectus to the Company if requested to do so by it and will not sell any security of the Company until provided with a current prospectus and notice from the Company that it may resume its selling efforts. At the request of any such Selling Holder, the Company shall furnish to such Selling Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (iii) Notwithstanding anything to the contrary herein, any prospective Selling Holder may withdraw from a registration under this
          Section 5 any or all of its Warrant Shares, upon written notice to the Company given prior to the execution and delivery by such Selling Holder of a binding underwriting agreement with the prospective underwriters.

          (e) Cross-Indemnity and Contribution Agreements. In connection with the registration of Warrant Shares in accordance with Section 5(a) above, the Company hereby agrees to enter into an appropriate cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and each Holder of Warrant Shares included in such registration statement; and, if requested, to enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions including, but not limited to, opinions of counsel and accountants' comfort letters, with any underwriter who acquires the registerable securities.

          (f) Cooperation of Selling Holders. Every Selling Holder who has any Warrant Shares included in a registration statement shall be required to do the following:

               (i) To furnish the Company, in writing, such appropriate information and covenants regarding the proposed methods of sale or other disposition of the Warrant Shares as any underwriter, the Commission and/or any state or other regulatory authority may request, together with any such additional written information and covenants as the Company may reasonably request;

               (ii) To execute, deliver and/or file with or supply to the Company, any underwriter, the Commission and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements (A) necessary to carry out the provisions of this Warrant Certificate, (B) necessary to effect the registration or qualification of the Warrant Shares under the
          Securities Act and/or any of the laws and regulations of any jurisdiction, and (C) as the Company may reasonably require to ensure that the transfer or disposition of the Warrant Shares is not in violation of the Securities Act or any applicable state securities laws;

               (iii) To furnish to the Company, not later than every thirty (30) days after the date of effectiveness of the registration statement, a report of the number of Warrant Shares sold during such thirty-day period; and

               (iv) To cancel any orders to sell and/or to reverse any sale of Warrant Shares which, in the reasonable belief of the Company, based upon the opinion of legal counsel experienced in securities law matters, were effected in violation of the Securities Act or any applicable State securities laws.

     6.   Adjustments to Aggregate Number.

     Under certain conditions, the Aggregate Number is subject to adjustment as set forth herein.

     The Aggregate Number shall be subject to adjustment from time to time as follows and thereafter as adjusted shall be deemed to be the Aggregate Number hereunder.

          (a) In case at any time or from time to time the Company shall:

               (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock;

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

     then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the Holder or Holders of Warrants shall thereafter be entitled to receive, upon exercise thereof, the number of shares of Common Stock that such Holder or Holders would have owned or have been entitled to receive after the occurrence of such event had such Warrants been exercised immediately prior to the occurrence of such event.

          (b) In case at any time or from time to time the Company shall take a record of the holders of its

     Common Stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "Distribution") of:

               (i) cash (other than dividends payable out of earnings or any surplus legally available for the payment of dividends under the laws of the state of incorporation of the Company);

               (ii) any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash); or

               (iii) any options or warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible
          Securities) or any other securities or property of any nature whatsoever,

     then the Holder or Holders of Warrants shall be entitled to receive upon the exercise thereof at any time on or after the taking of such record the number of shares of Common Stock to be received upon exercise of such Warrants determined as stated herein and, in addition and without further payment, the cash, stock, securities, other property, options, warrants and/or other rights to which such Holder or Holders would have been entitled by way of the Distribution and subsequent dividends and distributions if such Holder or Holders (x) had exercised such Warrants immediately prior to such Distribution, and (y) had retained the Distribution in respect of the Common Stock and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Common Stock. A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a Distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this paragraph (b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of paragraph (a) of this Section 6.

          (c) In case at any time or from time to time the Company shall (except as hereinafter provided) issue or sell any additional shares of Common Stock for a consideration per share less than the Prevailing Market Price to any Affiliate, Associate or related party, then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the Aggregate Number thereafter shall be determined by multiplying the Aggregate Number immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the number of such additional shares of Common Stock so issued and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at a price equal to the Prevailing Market Price. The provisions of this paragraph (c) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under Section 6(a). No adjustment of the Aggregate Number shall be made under this paragraph (c) upon the issuance of any additional shares of Common Stock which are issued pursuant to: (1) the terms of any warrants to purchase the Company's Common Stock which are outstanding (or which the Company has agreed to issue) as of the date hereof, (2) the exercise of options to purchase shares of Common Stock pursuant to any outstanding stock options granted by contract to present or former employees of the Company or its subsidiaries or pursuant to the Company's 1985 Stock Option Plan, as amended, (3) the grant or exercise of any option or other equity award under the terms of the Company's 1999 Stock Incentive Plan (collectively, (1), (2) and (3), the "Options"), or (4) the issuance of any Common Stock or other Company securities in connection with any financing transaction between the Company and WGI, LLC or any of its affiliates (including, without limitation, any restructuring of the Company debt and preferred stock currently held by WGI, LLC) (a "WGI, LLC Transaction").

          (d) In case at any time or from time to time the Company shall (except as hereinafter provided) take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell any warrants or other rights to subscribe  for or purchase (x) any share of Common Stock or
     (y) any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Prevailing Market Price, then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the Aggregate Number
     thereafter   shall  be  determined  by  multiplying  the  Aggregate  Number immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such warrants or other rights plus the maximum number of additional shares of Common Stock issuable pursuant to all such warrants or rights and/or necessary to effect the conversion or exchange of all such Convertible Securities and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such warrants or other rights plus the number of shares of Common Stock which the aggregate consideration for such maximum number of additional shares of Common Stock would purchase at a price equal to the Prevailing Market Price. For purposes of this paragraph (d), the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such warrants or other rights or such Convertible Securities. No adjustment of the Aggregate Number shall be made under this paragraph (d) in connection with any of the Options or any WGI, LLC Transaction.

          (e) In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration per share for the additional shares of Common Stock which may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Prevailing Market Price, then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the Aggregate Number
     thereafter   shall  be  determined  by  multiplying  the  Aggregate  number immediately prior to such action by a fraction, the numerator of which shall be the number of shares of

     Common Stock outstanding immediately prior to the issuance of such Convertible Securities plus the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the taking of such action plus the number of shares of Common Stock which the aggregate consideration for such maximum number of additional shares of Common Stock would purchase at a price equal to the Prevailing Market Price. For purposes of this paragraph (e), (x) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such Convertible Securities. No adjustment of the Aggregate Number shall be made under this paragraph (e) upon the issuance of any Convertible
     Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights if an adjustment shall previously have been made or if no such adjustment shall have been required upon the issuance of such warrants or other rights pursuant to paragraph (d) of this
     Section 6.

          (f) If, at any time after any adjustment of the Aggregate Number shall have been made pursuant to paragraphs (d) or (e) of this Section 6 on the basis of the issuance of warrants or other rights or the issuance of Convertible Securities, or after any new adjustments of the Aggregate Number shall have been made pursuant to this paragraph (f),

               (i) such warrants or rights or the right of conversion or exchange in respect of such Convertible Securities shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange in respect of all or a portion of such Convertible Securities, as the case may be, shall not have been exercised, and/or

               (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights or the terms of such Convertible Securities shall be irrevocably increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the arrival of a specified date or the happening of a specified event, or such warrants or rights shall have been exercised or such Convertible Securities converted at a price in excess of the minimum consideration used in the calculation of the adjustment to the Aggregate Number, such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with such adjustment shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such warrants or rights or Convertible Securities on the basis of:

               (x) treating the number of additional shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange as having been issued on the date or dates of such exercise and for the consideration actually received and receivable therefor, and

               (y) treating any such warrants or rights or any such Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such irrevocable increase of the consideration per share for which shares of Common Stock are issuable under such warrants or rights or Convertible Securities; and, if and to the extent called for by the foregoing provisions of this paragraph
          (f) on the basis aforesaid, a new adjustment of the Aggregate Number shall be made, such new adjustment shall supersede the previous adjustments rescinded and annulled.

          (g) The following provisions shall be applicable to the making of adjustments of the Aggregate Number hereinbefore provided for in this
     Section 6:

               (i) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 6.

               (ii) To the extent that any additional shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any Convertible Securities (x) are issued solely for cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or (y) are offered by the Company for subscription, the consideration received by the Company shall be deemed to be the subscription price.

               (iii) The adjustments required by the preceding paragraphs of this Section 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (iv) In computing adjustments under this Section 6 fractional interests of Common Stock shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

               (v) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights, but shall abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (h) If any  event  occurs as to which  the  other  provisions  of this
     Section 6 are not strictly applicable but the lack of any provision for the exercise of the rights of a Holder or Holders of Warrants would not fairly protect the purchase rights of such Holder or Holders of Warrants in accordance with the essential intent and principles of such provisions, or, if strictly applicable, would not fairly protect the conversion rights of the Holder or Holders of Warrants in accordance with the essential intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants in the United States (which may be the regular auditors of the Company) of recognized national standing in the United States satisfactory to the Holders, which shall give their opinion acting as an expert and not as an arbitrator as to the adjustments, if any, necessary to preserve, without dilution, on a basis consistent with the essential intent and principles established in the other provisions of this
     Section 6, the exercise rights of the Holders of Warrants. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

          (i) Within forty-five (45) days after the end of each fiscal quarter during which an event occurred that resulted in an adjustment pursuant to this Section 6, and at any time upon the request of any Holder of Warrants, the Company shall cause to be promptly mailed to each Holder of Warrants by first-class mail, postage prepaid, notice of each adjustment or adjustments to the Aggregate Number effected since the date of the last such notice and a certificate of the Company's Chief Financial Officer or, in the case of any such notice delivered within forty-five (45) days after the end of a fiscal year, a firm of independent public accountants in the United States selected by the Company and acceptable to the Holder(s) (who may be the regular accountants employed by the Company), in each case, setting forth the Aggregate Number after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. The fees and expenses of such accountants shall be paid by the Company.

          (j) The occurrence of a single event shall not trigger an adjustment of the Aggregate Number under more than one paragraph of this Section 6.

     7. Taxes on Conversion. The issuance of certificates for Warrant Shares upon the exercise of the Warrants shall be made without charge to the Holder exercising any such Warrant for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     8. Limitation of Liability. No provision hereof in the absence of the exercise of the Warrants by the Holder and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability on the part of the Holder for the Exercise Price of the Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by any creditor of the Company.

     9. Closing of Books. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any Warrant in any manner that interferes with the timely exercise of the Warrants.

     10. Availability of Information. The Company will use its best efforts to comply with the reporting requirements of the United States Securities Exchange Act of 1934, as amended, if applicable, and will use its best efforts to comply with all other public information reporting requirements of the Commission
(including rules and regulations promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Warrant Shares. The Company will also cooperate with each Holder of any Warrants in supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant Shares.

     11. Restrictions on Transfer.

     11.1 Restrictive Legends. Each certificate for any Warrant Shares issued upon the exercise of any Warrant, and each stock certificate issued upon the transfer of any such Warrant Shares (except as otherwise permitted by this
Section 11) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION, OR ANY EXEMPTION THEREFROM, UNDER SUCH ACT AND LAWS. ANY TRANSFER OF THESE SHARES IS FURTHER SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT CERTIFICATE ISSUED BY THE COMPANY TO JOHN W. PRUTCH DATED AS OF JULY 31, 1999, AND NO TRANSFER OF THESE SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

     Each Warrant Certificate issued in substitution for any Warrant Certificate pursuant to Sections 14, 15 or 16 and each Warrant Certificate issued upon the transfer of any Warrant (except as otherwise permitted by this Section 11) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE

SECURITIES LAWS OF ANY STATE. THESE WARRANTS AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS. THESE WARRANTS AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE WARRANTS OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

     11.2 No Transfer Without Approval of WGI, LLC. Except as provided below, no shares acquired upon the exercise of these Warrants may be transferred without the approval of the Company's principal shareholder, WGI, LLC, or any affiliated successor. Provided, however, in the event that WGI, LLC disposes of any of its holdings of the Company's Common Stock (other than to an affiliate of WGI, LLC), then subject to applicable securities laws and regulations, the Holder of these Warrants and any shares issued upon the exercise thereof may dispose of a percentage of such Holder's Common Stock holdings issuable pursuant to these Warrants equivalent to the percentage of the WGI, LLC holdings disposed of by WGI, LLC.

     11.3 Termination of Restrictions. The restrictions imposed by this Section 11 upon the transferability of Warrants and Warrant Shares, except for the restrictions imposed by Section 11.2 relating to WGI, LLC, shall cease and terminate as to any particular Warrants or Warrant Shares (a) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when in the reasonable opinion of counsel for the Holder thereof (subject to concurrence in such opinion by counsel for the Company) such restrictions are no longer required in order to comply with the Securities Act. Whenever such restrictions shall terminate as to any Warrants or Warrant Shares, the holder thereof shall be entitled to receive from the Company or its transfer agent, without expense, new certificates of like tenor not bearing the restrictive legends set forth in Section 11.1.

     12. Definitions. As used in this Warrant Certificate, unless the context otherwise requires, the following terms have the following respective meanings:

     Aggregate Number: as set forth in the first paragraph of this Warrant Certificate and as subsequently varied pursuant to Section 6.

     Commission: the United States Securities and Exchange Commission and any other similar or successor agency of the United States federal government administering the United

States Securities Act or the Securities Exchange Act of 1934, as amended.

     Common Stock: the shares of Common Stock, $.01 par value per share, of the Company, currently provided for in the Company's Restated Articles of Incorporation, as amended, and any other capital stock of the Company into which such shares of Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or like events.

     Company: Signal Apparel Company, Inc., an Indiana corporation, and its successors and assigns.

     Convertible Securities: securities convertible into or exchangeable for Common Stock.

     Distribution: shall have the meaning specified in Section 6(b).

     Expiration Date: July 31, 2009.

     Options: as set forth in Section 6(c).

     Person: an individual, corporation, partnership, limited liability company, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     Prevailing Market Price: The average of the daily closing prices of the Common Stock for 30 consecutive trading days immediately preceding the day in question after appropriate adjustment for stock dividends, subdivisions, combinations or reclassifications occurring within said 30-day period. The closing price for each day shall be the average of the closing bid and asked prices as furnished by a New York Stock Exchange member firm or National Association of Securities Dealers, Inc. member firm, selected from time to time by the Corporation for that purpose, or, in the event that the Common Stock is listed or admitted to trading on one or more national securities exchanges (or as a NASDAQ National Market System security), the last sale price on the NASDAQ system or on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, in case no reported sale takes place on such day, the average of the reported closing bid and asked prices on the NASDAQ system or such principal exchange.

     Recapitalization: any reorganization or recapitalization in which the total consideration received by shareholders of the Company, including cash, debt, equity and any other property, in addition to any remaining equity in the Company such shareholders may retain, exceeds the value received by the holders of the Warrants for their Warrants, each calculated on a per share basis.

     Securities Act: the United States Securities Act of 1933, as amended (or any successor statute).

     Warrants: as set forth in the first paragraph of this Warrant Certificate.

     Warrant Shares: as set forth in the first paragraph of this Warrant Certificate.

         13. Acquisition of Warrants. The Holder represents that he is acquiring the Warrants represented by this Warrant Certificate and, upon any exercise of such Warrants, will acquire Common Stock hereunder for his or her own account for the purpose of investment, and not with a view to the public distribution thereof within the meaning of the Securities Act, subject to any requirement of law that the disposition thereof shall at all times be within the control of the Holder. The Holder further represents and acknowledges that he is an "Accredited Investor" within the meaning of Regulation D under the Securities Act.

     14. Warrants Transferable. Subject to the provisions of Section 11, the transfer of any Warrants and all rights hereunder, in whole or in part, is registerable at the office or agency of the Company referred to in Section 1 hereof by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant Certificate with the properly completed Form of Assignment in the form annexed hereto as Schedule 2. The transfer of any Warrant or any rights thereunder may be effected only by the surrender of such Warrant at the office or agency of the Company and until due presentment for registration of transfer on the Company's books, the Company may treat the registered holder hereof as the owner for all purposes, and the Company shall not be affected by notice to the contrary. No transfer shall be effective until the replacement Warrant Certificate issued to the transferee has been duly executed by the transferee as the new holder thereof, and such evidence of due execution as the Company may reasonably require has been furnished to the Company.

     15. Warrant Certificates Exchangeable for Different Denominations. This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 1 hereof, for new warrant certificates of like tenor representing in the aggregate the right to purchase the number of shares that may be purchased hereunder, each of such new warrant certificates to represent the right to purchase such number of shares as shall be designated by such Holder at the time of such surrender. Such warrant certificate shall not be valid until duly executed by the Holder thereof.

     16. Replacement of Warrant Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond (or, in the case of the original Holder hereof or any substantial financial institution to which any Warrants represented by this Warrant Certificate may be transferred, an unsecured indemnity agreement) reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor. Such Warrant Certificate shall not be valid until duly executed by the holder thereof.

     17. Certificate Rights and Obligations Survive Exercise of Warrants. The rights and obligations of the Company contained herein shall survive until the exercise of all of the Warrants or until the Expiration Date, whichever is earlier.

     18. Notices. All notices, requests or other communications required or permitted to be given or delivered to the Holders of Warrants shall be in writing, and shall be delivered or shall be sent certified or registered mail (or, if overseas, by airmail), postage prepaid, and addressed to each Holder at the address shown on such Holder's Warrant certificate, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests and other communications required or permitted to be given or delivered to the Company shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the principal executive office of the Company (return receipt requested), 34 Englehard Avenue, Avenel, New Jersey, 07001, Attention: Chief Financial Officer, with a copy to Witt, Gaither & Whitaker, P.C., 1100 SunTrust Bank Building, Chattanooga, Tennessee 37402-2608, Attention: John F. Henry, Jr., Esquire, or at such other address as shall have been furnished to the Holders of Warrants by notice from the Company. Any such notice, request or other communication may be sent by telegram or telex, but shall in such case be subsequently confirmed by a writing delivered or sent by certified or registered mail as provided above. All notices shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram or telex) any officer or employee of the person entitled to receive such notice at the address of such person for purposes of this Section 18, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

     19. Amendments. Neither this Warrant Certificate nor any term or provision hereof may be changed, waived, discharged, or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, provided that any change or waiver of any term or provision hereof, and any consent or direction given hereunder by the Holders may be effected by the Holders of 51% in interest of the Warrants originally issued pursuant to this Warrant Certificate on the Issuance Date, except that no change or waiver that would (i) increase the Exercise Price of any Warrant or reduce the Aggregate Number, (ii) change or waive any of the provisions of Section 5 in connection with the registration rights of Holders of Warrants or (iii) change or waive any of the provisions of this Section 19 as to the requisite percentage of the Holders of the Warrants required to effect any change or wavier of any provision of this Warrant
Certificate, shall be effective as to any Holder without the consent of such Holder.

     20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws thereunder.


     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer and to be dated July 31, 1999.

                                           SIGNAL APPAREL COMPANY, INC.



                                           By: /s/ Robert J. Powell
                                               ---------------------------------
                                           Title: Vice President



ACCEPTED AND AGREED TO this ____ day
of August, 1999.

     /s/ John W. Prutch
----------------------------------
John W. Prutch

                                                                      Schedule 1

                                  EXERCISE FORM

[To be executed only upon exercise of Warrant]

To:  SIGNAL APPAREL COMPANY, INC.

     The undersigned irrevocably exercises ________________ of the Warrants for the purchase of one share (subject to adjustment) of Common Stock, $.01 par value per share, of SIGNAL APPAREL COMPANY, INC. for each Warrant represented by the within Warrant Certificate and herewith makes payment of $________ (such payment being in cash or by check or bank draft in New York Clearing House funds payable to the order of Signal Apparel Company, Inc.), or by cancellation of indebtedness, surrender and exchange of securities, or surrender and exchange of Warrants all at the exercise price and on the terms and conditions specified in the within Warrant Certificate, surrenders the within Warrant Certificate and all right, title and interest therein (except as to any unexercised Warrants) to Signal Apparel Company, Inc. and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:_______________________


                                            ______________________________(1)
                                            (Signature of Owner)

                                            ------------------------------


                                            ------------------------------
                                            (Address)

-----------

(1) The signature must  correspond with the name as written upon the face of the
within  Warrant   Certificate  in  every  particular,   without   alteration  or
enlargement or any change whatsoever.

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:


Please insert social security or identifying number:

Name:


Address:

                                                                      Schedule 2

                                FORM OF TRANSFER


     FOR VALUE RECEIVED the undersigned registered Holder of the within Warrant Certificate hereby transfers to the Assignee(s) named below the following number of Warrants:


Names of                                                               Number of
Assignees                           Address                            Warrants
---------                           -------                            --------







Date:_______________________


                                                  ___________________________(1)
                                                  (Signature of Holder)


                                                  ------------------------------



                                                  ------------------------------
                                                  (Address)





-------------

(1) The signature must  correspond with the name as written upon the face of the
within  Warrant   Certificate  in  every  particular,   without   alteration  or
enlargement or any change whatsoever.